Docket  No.:

                                   ASSIGNMENT

WHEREAS International Medical Associates, Inc., of Miami, Florida, is the owner of the entire right, title and interest in and to the following United States Letters Patent:

     Patent  No:                                Patent  Date
     -----------                                ------------
     5,405,614                                  April  11,  1995

and  the  inventions  therein  described;

AND WHEREAS, Americare Technologies, Inc., doing business at 20 N.W. 181st Street, Miami, Florida 33169, is desirous of acquiring the entire interest in said invention, and in said United States Letters Patent;

NOW THEREFORE, be it known that for and in consideration of a contract between International Medical Associates, Inc. and Americare Technologies, Inc., and other valuable consideration, the receipt and sufficiency whereof are hereby acknowledged; International Medical Associates, Inc. has sold, assigned and transferred, and by these presence does sell, assign and transfer unto Americare Technologies, Inc., its legal representatives~ successors and assigns, the full and exclusive rights to the said invention as fully set forth and described in the above-mentioned Letters Patent of the United States, and any and all reissues of said Letters Patent, the same to be held and enjoyed by Americare Technologies, Inc., its legal representatives, successors and assigns, to the full end of the term for which said Letters Patent has been granted or may be reissued or extended, as fully and entirely the same would have been held by International Medical Associates, Inc. had this Assignment and sale not been made.

IN TESTIMONY WHEREOF, we have hereunto set our hands and seals this 23 day of June, 1997.


                                         INTERNATIONAL  MEDICAL ASSOCIATES, INC.


                                         By:  /s/  Joseph  P.  D'Angelo     (LS)
                                            --------------------------------
                                         Name:   Dr. Joseph  P.  D'Angelo
                                         Title:  President